Exhibit 10.9

IEN Institute of Minjiang University

China Liberal (Beijing) Education Technology Co., Ltd.

Australian EAP English Course Teaching Service

Contract

China Liberal (Beijing) Education Technology Co., Ltd. (Paging Seal)

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Australian EAP English Course Teaching Service Contract

Service Provider: China Liberal (Beijing) Education Technology Co., Ltd. (hereinafter referred to as Party A)

Service Receiver: IEN Institute of Minjiang University (hereinafter referred to as Party B)

Whereas Party A provides Australian EAP English course teaching design, teacher dispatch, mobile teaching and learning platform, PC lesson preparation platform and course implementation to the students of Grade 2016-2020 of Party B,

Now therefore, in the principles of equality and voluntariness, the Parties have entered into this Contract and shall jointly comply with this Contract.

Article I	The teaching service as specified in this Contract refers to Party A providing Australian EAP English course to the students of Grade 2016-2020 of Sino-Australia College International Education Program of IEN Institute of Party B.

Article II	Party A guarantees that it enjoys the lawful intellectual property right of Australian EAP English course teaching scheme as provided by it. In case of any third party dispute about the intellectual property right of this course teaching design, all liabilities arising therefrom shall be assumed by Party A.

Article III	The Parties agree that the course hereunder should fully adopt Australian EAP English syllabus, and choose the teaching materials, matching mobile teaching and learning platform and PC lesson preparation platform that are suitable to the students of IEN Institute, and that the English course should be implemented according to the standard of 25-29 students each class and by the way of combining foreign and Chinese teachers.

Article IV	Teaching Objective

According to the admission level of students and the number of English periods as provided, students can smoothly enter into the learning of special programs of Melbourne Polytechnic and strive to reach the level of IELTS 5.5 after the completion of such course hereunder.

Article V Party A’s Main Duties

5.1 Party A shall choose teaching materials according to the English level of students and provide teaching syllabus to Party B.

5.2 Party A shall dispatch high quality English teachers to Party B as scheduled every year. The teachers as dispatched by Party A shall meet all of the following conditions:

5.2.1 Party A shall dispatch the foreign English teachers that meet the teaching requirements of Australian EAP English course for the students of Grade 2016-2020 of IEN Institute; teaching periods and class scale shall be specified as follows:

5.2.1.1 Providing about 756 periods of teaching to the students of each class of Grade 2016-2020 of IEN Institute in the first academic year.

●	Foreign teachers shall assume about 432 periods/student/class

●	Chinese teachers shall assume about 324 periods/student/class

Providing about 252 periods of teaching to the students of Grade 2016-2020 in the second academic year.

●	Foreign teachers shall assume about 144 periods/student/class

●	Chinese teachers shall assume about 108 periods/student/class

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5.2.1.2 Number and scale of class

The Parties agree to allocate the number of classes and number of teachers subject to the standard of 25-29 students/class according to the reality.

5.2.2 Foreign teachers shall meet all of the following conditions:

5.2.2.1 Each teacher shall have the citizenship of English-speaking country;

5.2.2.2 Each teacher shall have undergraduate qualification at least;

5.2.2.3 Each teacher shall have more than two years’ overseas English teaching experience;

5.2.2.4 Each teacher shall have TESOL English certificate.

5.2.3 Chinese teachers shall meet all of the following conditions:

5.2.3.1 Each teacher shall have the master’s degree in English at least;

5.2.3.2 Each teacher shall have more than two years’ English teaching experience.

5.3 In addition to necessary wages as provided to dispatched teachers and employees according to the laws and regulations of China, Party A shall provide necessary labor protection, injury and medical health insurance, living and lodging allowance, travelling costs, etc, and assume all employment risks of dispatched teachers and working personnel.

5.4 Party A shall appoint special personnel to coordinate the English teaching arrangement of each year with Party B.

5.5 Party A shall collect feedback from students in respect of the dispatched teachers and the teaching implementation quality of Australia EAP English course, and conduct appraisal and quality control to entrusted teaching quality, so as to ensure the quality of English teaching.

5.6 Party A shall provide necessary occupational development training to dispatched teachers.

5.7 Party A shall appoint special personnel to regularly communicate with Party B, assist in handling the visa, lodging arrangement, arrival reception, etc of foreign teachers.

5.8 Party A shall assume all expenses arising from the performance of this Contract by dispatched teachers and working personnel.

5.9 Party A shall be liable for the teaching management of all teachers.

5.10 Party A shall assist Melbourne Polytechnic in training teachers.

5.11 Party A shall provide mobile teaching and learning platform and PC lesson preparation platform according to the circumstances of Party B.

5.12 Party A shall regularly make on-the-spot investigation to the teachers and students of Party B, understand their actual demand and adjust the teaching and learning platform and PC lesson.

5.13 Party A shall provide the cloud space and server in conformity with teaching requirements, so as to ensure the smoothness of teaching platform.

5.14 Party A shall train teachers about how to use the teaching and learning platform and PC lesson preparation platform.

Article VI Party B’s Main Duties

6.1 Party B shall provide necessary classroom, teaching equipment and teacher office conditions for English course teaching, including but not limited to:

6.1.1 The classroom with good lighting conditions and multimedia equipment that can play CD and DVD;

6.1.2 The teaching equipment and WIFI equipment that can meet the use of mobile teaching and learning platform;

6.1.3 Office special for teachers and relevant communication equipment.

6.1.4 The computer and printer for teachers;

6.1.5 The copier for teachers to copy materials.

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6.2 Party B shall appoint special administrative personnel to assist Party A in providing the following services to dispatched teachers:

6.2.1 Work visa application of foreign teachers, but it does not change the labor relationship between foreign teachers and Party A;

6.2.2 Assisting Party A in arranging lodging for dispatched teachers;

6.2.3 Reception of the teachers dispatched by Party A upon arrival;

6.2.4 Party B shall provide relevant assistance to the teachers dispatched by Party A according to the implementation requirements of the course.

6.3 Party B shall provide necessary reception and assistance to Party A’s teaching management personnel who go to IEN Institute for the purpose of coordinating the course and supervising teaching quality.

6.4 Party B shall assist Party A in regularly investigating students’ opinions in respect of teaching contents, teaching effects and teachers’ teaching circumstances, and timely make feedback to Party A.

6.5 Party B shall timely order and purchase the English teaching materials and documents as recommended by Party A.

6.6 Party B shall assist Party A in creating good English learning atmosphere and environment for the purpose of improving English teaching quality.

6.7 Party B shall assist in protecting the intellectual property rights as used by Party A at Party B’s teaching place.

6.8 Party B shall dispatch the Chinese teachers in conformity with Party A’s requirements.

6.9 Party B shall arrange teachers to uniformly use mobile teaching platform and PC lesson preparation platform.

Article VII Standards of Service Fee and Payment Method

In consideration of Australian EAP English course service as provided hereunder, including the specific intellectual property rights of such course, Party B shall pay the costs and expenses arising from the teaching of Party A.

Within the cooperation period, Party B is responsible to collect tuition from students. Party B shall collect the following expenses in the form of annual tuition payment within 2 weeks after the beginning of each academic year: the students of Grade 2016-2020 shall pay tuition to the bank account as appointed by Party A according to RMB 9000.00 (RMB nine thousand exactly) every student in the first academic year and RMB 3000.00 (RMB three thousand exactly) every student in the second academic year, so as to cover the teaching costs of Party A.

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In respect of the professional title appraisal, social insurance, personnel archives management, etc of Chinese teachers, the personnel archives of Chinese teachers engaged by Party A shall be uniformly managed by Party B, and their wages and welfares shall be uniformly released by Party B. Party B will collect expenses from Party A according to RMB 65,000.00 (RMB sixty five thousand exactly) every Chinese teacher every year. The aforesaid expenses will be directly deducted when the Parties handle tuition settlement.

Article VIII Party A accepts the consideration as specified in Article VII hereof, and shall strictly perform the teaching obligations according to the course workload of each grade.

Article IX Miscellaneous

9.1 The period of validity of this Contract shall be eight years. If the Parties need to renew this Contract, they shall discuss the renewal half a year in advance, so that the Parties may make preparation early.

9.2 If, during the performance of this Contract, Party B’s students or education administrative authority has major objection to the design, teaching quality and teachers’ quality of Australian EAP English course as assumed by Party A, Party A shall adjust the course design or dispatched teachers in the principle of guaranteeing education and teaching. If Party A delays in taking remedial measures, Party B has the right to terminate this Contract.

9.3 For any matter not covered herein, the Parties shall other sign a supplementary agreement through negotiation. Such supplementary agreement and this Contract shall be equally authentic.

9.4 Any dispute arising from the performance of this Contract shall be settled by the Parties through negotiation in the principle of equal and practicability; in case negotiation fails, such dispute shall be submitted to the people’s court of the place of performance of this Contract for trial.

9.5 This Contract is made in four originals, two for each party hereto. This Contract shall become effective upon being signed and sealed by the Parties.

The Parties hereto:
China Liberal (Beijing) Education Technology Co., Ltd.
IEN Institute of Minjiang University
Authorized Representative’s Signature and Seal: (Signature)
Authorized Representative’s Signature and Seal:

June 15, 2016	June 15, 2016

IEN Institute of Minjiang University (Seal)	China Liberal (Beijing) Education Technology Co., Ltd. (Seal)

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Supplementary Agreement to Australian EAP English Course Teaching Service Contract

Party A: Fuzhou Melbourne Polytechnic

Party B: China Liberal (Beijing) Education Technology Co., Ltd.

Whereas:

(1) China Liberal (Beijing) Education Technology Co., Ltd. (Party B) and IEN Institute of Minjiang University have signed Australian EAP English Course Teaching Service Contract on June 15, 2016 (hereinafter referred to as “Original Contract”);

(2) IEN Institute of Minjiang University has been renamed as Fuzhou Melbourne Polytechnic in 2017.

Now therefore, Party A and Party B have entered into the following agreement through negotiation in respect of Australian EAP English course teaching service, and shall jointly comply with this Agreement.

I. The renaming of IEN Institute of Minjiang University as Fuzhou Melbourne Polytechnic shall not impact the Original Contract, and Party A shall continue performing all contents of the Original Contract.

II. Party B shall continue performing all contents of the Original Contract to Party A according to the provisions of the Original Contract.

III. This Agreement is the supplementary agreement to the Original Contract and bears the same legal force as the Original Contract.

IV. This Agreement is made in four originals of the same legal force, two for each party hereto.

V. This Agreement shall become effective upon being sealed by the Parties. For any matter not covered herein, the Parties may sign a supplementary agreement; such supplementary agreement shall bear the same legal force.

Party A: Fuzhou Melbourne Polytechnic (Seal) Authorized Representative: Zhuo Meiying (Signature) Date: December 15, 2017 Fuzhou Melbourne Polytechnic (Seal)

Party B: China Liberal (Beijing) Education Technology Co., Ltd.

(Seal)

Authorized Representative: (Signature)

Date: December 15, 2017

Special Contract Seal of China Liberal (Beijing) Education Technology Co., Ltd. (Seal)